UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 16, 2015

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)            Not applicable.

(b)            Not applicable.

(c)            On September 16, 2015, the Board of Directors of Prudential Savings Bank (the "Bank"), the wholly owned subsidiary of Prudential Bancorp, Inc. (the "Company"), appointed Anthony V. Migliorino as Executive Vice President and Chief Operating Officer of the Bank, effective September 16, 2015. Mr. Migliorino, age 60, currently serves as Senior Vice President-Retail Business Development Officer of the Bank. Mr. Migliorino has served as Senior Vice President-Retail Business Development Officer of the Bank since July 1, 2015. From September 2000 to September 2014, Mr. Migliorino served in various positions at Sterling National Bank, New York, New York, including Senior Vice President of Branch Banking. Prior to 2000, Mr. Migliorino served as a senior officer at several financial institutions including Stissing National Bank, Pine Plains, New York and Savings Bank of Rockland County, Spring Valley, New York.

There are no arrangements or understandings between a director or executive officer of the Company or the Bank and Mr. Migliorino pursuant to which he was named as an executive officer of the Bank. No directors or executive officers of the Company or the Bank are related to Mr. Migliorino by blood, marriage or adoption. Mr. Migliorino has not engaged in any transaction with the Company or any of its subsidiaries, including the Bank, that would need to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange act of 1934, as amended.

(d)            Not applicable.

(e)            Not applicable.

(f)            Not applicable.

Item 7.01            Regulation FD Disclosure

On September 16, 2015, the Company issued a press release announcing the appointment of Mr. Migliorino as the Executive Vice President and Chief Operating Officer of the Bank, effective September 16, 2015. For additional information, reference is made to the Company's press release, dated September 16, 2015, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item 9.01            Financial Statements and Exhibits

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1	Press release announcing the appointment of Mr. Migliorino dated September 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL BANCORP, INC.

Date: September 16, 2015	By:	/s/ Jack E. Rothkopf
Jack E. Rothkopf
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release announcing the appointment of Mr. Migliorino dated September 16, 2015

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